BY-LAWS

                                    OF

                      INLAND REAL ESTATE LB I CORPORATION




                                ARTICLE I
                                 OFFICES

SECTION 1. REGISTERED OFFICE. The registered office of the corporation in the State of Delaware is the Corporation Trust Center, 1209
Orange Street in the
City of Wilmington, County of New Castle.

SECTION 2. OFFICES. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or as the business of the corporation may require.

                               ARTICLE II
                              SHAREHOLDERS

SECTION 1. GENERAL. The corporation has been formed as a "qualified REIT subsidiary" and as such 100% of the shares of stock of the corporation are and shall be throughout the existence of the corporation owned by a single shareholder that operates as a real estate investment trust (commonly known as a
REIT), specifically Inland Real Estate Corporation, a Maryland corporation ("IREC"). Accordingly, any action required to be taken by shareholders under the General Corporation Law of the State of Delaware (the "Business Corporation Act") may be taken without a meeting and without a vote, if a writing setting forth the action of the sole shareholder shall be signed by an officer of IREC.

SECTION 2. ANNUAL MEETING. For so long as IREC is the sole shareholder of the corporation, an annual meeting of the sole shareholder shall be held on the same date as the annual meeting for IREC, which shall be not less than 30 days after delivery of the annual report to shareholders of IREC, but within six months after the end of each fiscal year of IREC. The annual meeting shall be held for the purpose of appointing directors and for the transaction of any other business as may come before the meeting. If the annual meeting is not held by oversight or otherwise, a special meeting shall be held as soon as practical, and any business transacted at that meeting shall be as valid as if transacted at the annual meeting.


SECTION 3. SPECIAL MEETINGS. Special meetings of the sole shareholder may be called either by the president, by a majority of the board of directors or by a majority of the Independent Directors (as such term is defined in the Articles of Incorporation, as amended, of IREC) and shall be called by an officer of the Company upon written request of IREC.

SECTION 4. PLACE OF MEETING. The board of directors may designate any place as the place of meeting for any annual meeting or for any special meeting called by
the board of directors. If no designation is made, or if a special meeting is otherwise called, the place of meeting shall be at 2901 Butterfield Road, Oak Brook, Illinois 60523.


                                 ARTICLE III
                                  DIRECTORS

SECTION l.   GENERAL POWERS.  The business of the corporation shall be managed by and under the direction of its board of directors.

SECTION 2. NUMBER, TENURE AND QUALIFICATIONS. The number of directors of the corporation shall be not less than three nor more than nine, a majority of which shall at all times be Independent Directors (as such term is defined in the Articles of Incorporation, as amended, of IREC). Each director shall hold office until the next annual meeting of the sole shareholder, or until such director's successor shall have been appointed and qualified. Directors need not be residents of Delaware nor shareholders of the corporation.
The number of
directors may be increased or decreased from time to time by a written resolution of the sole shareholder. No decrease shall have the effect of shortening the term of any incumbent director. Appointment of a director shall not of itself create contract rights. At all times that the loan by and between
Secore Financial Corporation, as Lender, and Inland Real Estate LB I LLC, as Borrower, remains outstanding, one of the board of directors shall be an Independent Director as defined in the Certificate of Incorporation (such Independent Director being referred to herein as the "SFC Independent Director").

SECTION 3. RESIGNATIONS AND REMOVAL. Any director may resign at any time by giving written notice to the chairman of the board or the president. The sole shareholder may remove any Director (except for the SFC Independent Director) with or without cause in the manner provided in the Articles of Incorporation of the Corporation ("Articles").

SECTION 4. MEETINGS. Meetings of the board of directors may be called by or at the request of the chairman of the board, the president or a majority of the directors. The person or persons authorized to call meetings of the board of directors may fix any place as the place for holding any meeting of the board of directors called by them.

SECTION 5. BUSINESS OF MEETINGS. Except as otherwise expressly provided in these By-Laws, any and all business may be transacted at any meeting of the board of directors.


SECTION 6. NOTICE OF MEETINGS. Notice of any meeting shall be given to each director at his principal place of business (i) at least two days previous thereto if delivered by messenger, overnight courier or facsimile; or (ii) at least five days previous thereto if mailed. The attendance of a director at any
meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

SECTION 7. ATTENDANCE BY TELEPHONE. Directors may participate in meetings of the board of directors by means of a conference telephone or similar communications equipment by means of which all directors participating in the meeting can hear and speak to one another, and such participation shall constitute presence in person at the meeting.

SECTION 8. QUORUM AND MANNER OF ACTING. A majority of the number of directors, including a majority of the Independent Directors, shall constitute a quorum for
transaction of business at any meeting of the board of directors, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board. If less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

SECTION 9. INDEPENDENT DIRECTOR ACTION REQUIRED. Notwithstanding anything herein to the contrary or set forth in the Articles, a majority of the Independent Directors must approve all matters required to be approved by a majority of such independent Directors of IREC pursuant to the By-Laws of IREC.

SECTION 10. ACTION WITHOUT A MEETING. Any action which could be taken at a meeting of the board of directors may be taken without a meeting if all of the directors consent to the action in writing, and the writing or writings are filed with the minutes of proceedings of the board.

SECTION 11. FILLING OF VACANCIES. Any vacancy on the board of directors caused by death, resignation or incapacity of a director or by an increase in the number of directors shall be filled by a majority of the remaining directors although such majority may be less than a quorum. Any vacancy on the board of directors created as a result of the removal of a director by the sole shareholder of the corporation shall be filled by action of the sole shareholder. Any director may resign at any time upon written notice to the board of directors. Such resignation shall be effective when the notice is given unless the notice specifies a future date. Any director except the SFC Independent Director may be removed with or without cause, by the sole shareholder of the corporation.

SECTION 12. COMPENSATION. The board of directors shall have authority to fix the compensation of directors, unless otherwise provided in the Articles.

SECTION 13. PRESIDING OFFICER. The presiding officer at any meeting of the board of directors shall be the chairman of the board, or in his absence, any other director elected chairman by vote of a majority of the directors present at the meeting.

SECTION 14.  COMMITTEES.   The board of directors, by resolution passed by a
majority of the directors and recorded in the minutes of the corporation, may designate one or more committees and the members thereof, provided that at least
a majority of the members of each committee are Independent Directors. The board may designate one or more directors as alternate members of any committee,
who may replace any absent or disqualified member at any meeting of the committee. The board may increase or decrease committee membership, remove a committee member and appoint members to fill vacancies in a committee. Any committee of the board shall make such reports as required by the board available to the entire board for review and any necessary action by the board.

Any such committee, to the extent provided in the resolution of the board of directors designating such committee, shall have and may exercise only the powers and authority granted to it by of the board of directors. Any such committee shall have such name as may be determined from time to time by resolution adopted by the board of directors.

SECTION 15. RELIANCE. Each director, officer, employee and agent of the corporation shall, in the performance of his duties with respect to the corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the corporation and upon such information, opinions, reports or statements presented to the corporation or upon an opinion of counsel or upon reports made to the corporation by any of its officers or employees, or by the Advisor, accountants, appraisers or other experts or consultants selected by the board or
officers of the corporation, regardless of whether such counsel or expert may also be a director.

SECTION 16. LIMITATION OF PERSONAL LIABILITY. A director's personal liability for monetary damages to the corporation or its shareholders is hereby eliminated
for breach of fiduciary duty, provided however that this Section shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders,
 (ii) for acts
or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Business Corporation Act, or (iv) for any transaction from which the director derived an improper personal benefit.


                                 ARTICLE IV
                                  OFFICERS

SECTION l. NUMBER. The officers of the corporation shall be a chairman of the board, the president, one or more vice presidents, the secretary, the treasurer and such assistant secretaries and assistant treasurers or any other officers as
may be elected or appointed by the board of directors. Any two or more offices may be held by the same person.


SECTION 2. ELECTION AND TERM OF OFFICE. The officers of the corporation shall be elected by the board of directors at their first meeting and thereafter at any subsequent meeting and shall hold their offices for such term as determined
by the board.   Each officer shall hold office until such officer's successor shall have been duly elected and shall have qualified or until such officer's death or disability, or until such officer shall resign or shall have been removed in the manner hereinafter provided. Election of an officer shall not of
itself create contract rights.

SECTION 3. REMOVAL AND RESIGNATION. Any officer may be removed, either with or without cause, at any time by the board of directors.
  Any officer may resign at
any time by giving notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein.

SECTION 4. VACANCIES. A vacancy in any office because of death, resignation, or removal or any other cause may be filled for the unexpired portion of the term by the board.

SECTION 5. CHAIRMAN OF THE BOARD. The chairman of the board of the corporation shall be the chief executive officer of the corporation. The chairman of the board shall preside at all meetings of the board of directors, and at all stockholders' meetings, whether annual or special, at which he is present and shall exercise such other powers and perform such other duties as the board of directors may from time to time assign to him or as may be prescribed by these By-Laws. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the corporation, or a different mode of execution is expressly prescribed by the board of directors or
these By-Laws, he may execute for the corporation certificates for its shares and any contracts, deeds, mortgages, bonds or other instruments which the board of directors have authorized to be executed, and he may accomplish such execution either under or without the seal of the corporation, or either individually or with the secretary, any assistant secretary or any other officer thereunto authorized by the board of directors, according to the requirements of
the form of the instrument or applicable law.

SECTION 6. THE PRESIDENT. The president shall be the chief operating officer of the corporation. Subject to the direction and control of the board of directors, the president shall be in charge of the business of the corporation;
shall see that the resolutions and directions of the board of directors are carried into effect except in those instances in which that responsibility is specifically assigned to some other person by the board of directors; and, in general, shall discharge all duties incident to the office of president and such other duties as may be prescribed by the board of directors from time to time. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the corporation, or a different mode of execution is expressly prescribed by the board of directors, the president may execute for the corporation certificates for its shares, and any contracts, deeds, notes, mortgages, bonds, guarantees or other instruments which the board of directors has authorized to be executed, and he may accomplish such execution
either under or without the seal of the corporation and either individually or with the secretary, any assistant secretary, or any other officer thereunto authorized by the board of directors, according to the requirements of the form of the instrument. The president may vote all securities which the corporation is entitled to vote except as and to the extent such authority shall be vested in a different officer or agent of the corporation by the board of directors.


SECTION 7. THE VICE-PRESIDENTS. In the event of the election of a vice-president, the vice-president (or in the event there be more than one vice-president, each of the vice-presidents) shall assist the president in the discharge of the president's duties as the president may direct and shall perform such other duties as from time to time may be assigned to the vice-president by the president or by the board of directors. In the absence of the president or in the event of the president's inability or refusal to act, the vice-president (or in the event there be more than one vice-president, the vice-presidents in the order designated by the board of directors, or by the president if the board of directors has not made such a designation, or in the absence of any designation, then in the order of seniority of tenure as vice-president) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the corporation or a different mode of execution is expressly prescribed by the board of directors or
these by-laws, the vice-president (or each of them if there are more than one) may execute for the corporation certificates for its shares and any contracts, deeds, notes, mortgages, bonds, guarantees or other instruments which the board of directors has authorized to be executed, and may accomplish such execution either under or without the seal of the corporation and either individually or with the secretary, any assistant secretary, or any other officer thereunto authorized by the board of directors, according to the requirements of the form of the instrument.

SECTION 8. THE TREASURER. In the event of the election of a treasurer, the treasurer shall be the principal accounting and financial officer of the corporation. The treasurer shall: (a) have charge of and be responsible for the maintenance of the books of account for the corporation; (b) have charge and
custody of all funds and securities of the corporation and for the receipt and disbursement thereof; and (c) perform all the duties incident to the office of treasurer and such other duties as from time to time may be assigned the treasurer by the president or by the board of directors. If required by the board of directors, the treasurer shall give a bond for the faithful discharge of the treasurer's duties in such sum and with such surety or sureties as the board of directors may determine. The premium for such bond shall be paid for by
the corporation.

SECTION 9. THE SECRETARY. In the event of the election of a secretary, the secretary shall: (a) maintain the corporation's minutes and resolutions in one
or more books provided for that purpose; (b) see that all notices are duly given
in accordance with the provisions of these by-laws or as required by law; (c) be

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custodian of the corporate records and of the seal of the corporation, if any;
(d) keep a register of the post-office address of each shareholder which shall be furnished to the secretary by such shareholder; (e) sign with the chairman of the board or the president, or a vice-president, or any other officer thereunto authorized by the board of directors, certificates for shares of the corporation, the issue of which shall have been authorized by the board of directors, and any contracts, deeds, notes, mortgages, bonds, guarantees or other instruments which the board of directors has authorized to be executed, according to the requirements of the form of the instrument, except when a different mode of execution is expressly prescribed by the board of directors or these by-laws; (f) have general charge of the stock transfer books of the corporation; and (g) perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to the secretary by the president or by the board of directors.


SECTION 10. ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. In the event of the election of an assistant treasurer or assistant secretaries, they shall perform such duties as shall be assigned to them by the board of directors.
When the secretary is unavailable, any assistant secretary may sign with the president, or a vice-president, or any other officer thereunto authorized by the board of directors, any contracts, deeds, notes, mortgages, bonds, guarantees or other instruments which the board of directors has authorized to be executed, according to the requirements of the form of the instrument, except when a different mode of execution is expressly prescribed by the board of directors or these by-laws. The assistant treasurer shall, if required by the board of directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the board of directors shall determine and the premium for such bond shall be paid for by the corporation.

SECTION 11. COMPENSATION. The compensation of the officers shall be fixed from time to time by the board of directors and no officer shall be prevented from receiving such salary by reason of the fact that such officer is also a director of the corporation.


                                 ARTICLE V
                      CONTRACTS, LOANS AND GUARANTEES

SECTION l. CONTRACTS. The board of directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

SECTION 2. LOANS. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

SECTION 3. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers or agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the board of directors.

SECTION 4. DEPOSITS. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as the board of directors may select.



                                 ARTICLE VI
                         SHARES AND THEIR TRANSFER

SECTION l. SHARES REPRESENTED BY CERTIFICATES. Shares of the corporation shall be represented by certificates.

Certificates representing shares of the corporation shall be signed by the appropriate officers and may be sealed with the seal or a facsimile of the seal, if any, of the corporation.

The name of the sole shareholder, the number of shares held and the date on which the shares were issued shall be entered on the books of the corporation.
The person in whose name shares stand on the books of the corporation shall be deemed the owner thereof for all purposes as regards the corporation.

SECTION 2. TRANSFERS OF SHARES. Shares of the corporation are not transferable.


                                 ARTICLE VII
                                 FISCAL YEAR

The fiscal year of the corporation shall be January 1 - December 31.

                                ARTICLE VIII
                                DISTRIBUTIONS

The board of directors may authorize, and the corporation may make, distributions to its shareholders, subject to any restrictions in the articles of incorporation or as provided by law.


                                 ARTICLE IX
                                    SEAL

   The corporate seal, if any, shall have inscribed thereon the name of the corporation and the words "Corporate Seal" followed by the state of incorporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced, provided that the affixing of the corporate seal to an instrument shall not give the instrument additional force or effect, or change the construction thereof, and the use of the corporate seal is not mandatory.

                                   ARTICLE X
                                    NOTICE


SECTION 1. Whenever, under the provisions of the Business Corporation Act, the articles of incorporation or these by-laws, notice is required to be given to any director or shareholder, such notice may be given in writing, by mail, addressed to such director or shareholder at such director's or shareholder's address as it appears in the records of the corporation, with postage prepaid, and notice shall be deemed given at the time when the same shall be deposited in the United States mail. Notice to directors and shareholders may also be given by personal delivery or overnight courier and shall be deemed given the next business day after deposit with the courier or upon delivery when personally served. Notice may also be given by facsimile transmission or other electronic means to the director or shareholder at such director's or shareholder's number as it appears in the records of the corporation and shall be deemed personally served at the time shown on the printed confirmation of transmission thereof produced by the transmitting device immediately following such transmission.

SECTION 2. Whenever, under the provisions of the Business Corporation Act, the articles of incorporation or these by-laws, notice is required to be given to any director or shareholder, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance at any meeting shall constitute waiver of notice thereof unless the person at the meeting objects to the holding of the meeting because proper notice was not given.

                                ARTICLE XI
                       INDEMNIFICATION OF OFFICERS,
                      DIRECTORS, EMPLOYEES AND AGENTS

 SECTION 1. INDEMNIFICATION RIGHTS IN A CIVIL OR CRIMINAL ACTION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or investigation, whether civil, criminal, investigative or administrative, and whether external or internal to the corporation (other than an action or suit brought by or in the right of the corporation), by reason of the fact that such person is or was a director, officer, employee, trustee or committee member of the corporation, or that, such person is or was serving at the request of the corporation as a director, officer, employee, trustee, committee member or agent of another entity, including without limitation a corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, or any appeal therein, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any action, suit or proceeding whether by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that his or her conduct was unlawful.


SECTION 2. INDEMNIFICATION RIGHTS IN A DERIVATIVE ACTION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or trustee of the corporation or is or was serving at the request of the corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses
(including attorneys' fees) actually and reasonably incurred by such person in connection with the defense, settlement or appeal of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or willful misconduct in the performance of his or her duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

SECTION 3.  DETERMINATION OF RIGHT OF INDEMNIFICATION.  Any indemnification under Section 1 or 2 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that the indemnification of the person in question is proper in the circumstances because that person has met the applicable standards of conduct set forth in
Sections 1 or 2, as the case may be, of this Article.  Such determination shall be made (i) by the board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or
(iii) by a two-thirds (2/3) vote of the shareholders.   If either the board of
directors or independent legal counsel make the determination that indemnification is proper, written notice of such determination shall be sent to the shareholders within ten days.

SECTION 4. INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL PARTY. To the extent that any person referred to in Sections 1 and 2 of this Article has been successful on the merits or otherwise in defense of any action, suit, proceeding or investigation, or any appeal or in defense of any claim, issue or matter therein, or on appeal from any such proceeding, action, suit, claim or matter, such person shall be indemnified against all expenses (including attorney's fees) incurred in connection therewith.

SECTION 5. ADVANCES OF EXPENSES. Expenses incurred in any action, suit, proceeding or investigation or any appeal therefrom may be paid by the corporation in advance of the final disposition of such matter, as authorized by the board of directors in the specific matter, upon receipt of an acceptable undertaking by or on behalf of such person to repay such amount, unless it shall ultimately be determined, as provided herein, that such person is entitled to indemnification. If the board of directors authorizes advancing expenses, written notice of such authorization shall be sent to the shareholders within ten days.


SECTION 6. OTHER RIGHTS AND REMEDIES.  The indemnification provided by this
Article shall not be deemed exclusive of, and shall not affect, any other rights to which any person seeking indemnification may be entitled under any law, by-law, charter provision, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to occupy any of the positions mentioned in Sections
1 and 2 of this Article for which such person is seeking indemnification and shall inure to the benefit of the heirs, executors and administrators of such a person.

SECTION 7. INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or trustee of the corporation or who is or was serving at the request of the corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article. Such insurance may include "tail" coverage for periods after termination of service in such capacity or after liquidation, merger, consolidation or other change in the corporation.

SECTION 8. CONSTITUENT CORPORATIONS. For the purposes of this Article, references to "the corporation" shall include, in addition to the surviving corporation, any merging corporation (including any corporation having merged with a merging corporation) absorbed in a merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers, employees, or trustees so that any person who was a director, officer, employee or trustee of such merging corporation or was serving at the request of such merging corporation as a director, officer, employee, or trustee of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Section with respect to the surviving corporation as such person would have with respect to such merging corporation if its separate existence had continued.

SECTION 9. OTHER ENTERPRISES, FINES, AND SERVING AT CORPORATION'S REQUEST. For purposes of this Article, references to "other enterprise" in Sections 1 and 8 shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as director, officer, employee, trustee or agent of the corporation which imposes duties on, or involves services by such person with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article.


SECTION 10. MAINTENANCE OF DEFENSE BY THE CORPORATION. The corporation may, at its cost and expense, defend with counsel of the corporation's choice or approval, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding or investigation, whether civil, criminal or administrative, and whether external or internal to the corporation by reason of the fact that he or she is or was acting in any capacity described in Sections 1 and 2 of this Article if he or she acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful.

SECTION 11. SAVINGS CLAUSE. If this Article or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each person entitled to indemnification as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit, appeal, proceeding or investigation, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding or an action or suit brought by or in the right of the corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated, or by any other applicable law.

                               ARTICLE XII
                               AMENDMENTS

Unless the power to adopt, alter, amend or repeal these by-laws is reserved to the shareholders by the articles of incorporation, these by-laws may be adopted, altered, amended or repealed by the shareholders or by the board of directors, but no by-law adopted by the shareholders may be altered, amended or repealed by the board of directors if these by-laws so provide. These by-laws may contain any provisions for the regulation and management of the affairs of the corporation not inconsistent with the Business Corporation Act or the articles of incorporation.

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